Exhibit 10.1

December 3, 2025

John J. Gonzalez, II
Consulting Agreement - Senior Advisor

This agreement describes the consulting agreement between John J. Gonzalez, II and Janel Corporation exclusive of annual director appointment, annual committee chair appointment and any terms, conditions or compensations associated with director and director related appointments.

Duties
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Targeting, Outreach, Acquisition: Build relationships with potential deal sources and execute outreach and development of M&A targets across multiple business segments.

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Integration (Logistics): Participate in Janel Group’s integration team to help acquired logistics entities to transition their operations smoothly into the Janel Group family.

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Mentorship (Logistics): Support the development of Janel Group’s next-generation leadership through encouragement and counsel on operational and other matters.

Term
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One-year term, renewing automatically for an additional one-year term, unless cancelled by either party, in writing, and at least two (2) months before the renewal date.

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The start date of your service under this proposal will be December 3, 2025.

Compensation
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For service as a Senior Advisor to the Mergers and Acquisitions team: $109,000/year, to be paid monthly.

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Reimbursement of reasonable travel and other expenses related to your service.

The consultancy agreement was originally signed February 26, 2017. This version was signed on December 3, 2025, enters into effect on December 3, 2025 and supersedes any prior versions.

[Signatures on following page]

Janel Corporation	•	80 Eighth Avenue	•	New York, NY 10011	•	212 373-5895	•	janelcorp.com

AGREED:

By:

/s/ Nathan C. Shandy	/s/ John J. Gonzalez, II
Nathan C. Shandy	John J. Gonzalez, II
Chief Financial Officer, Treasurer and Secretary

December 3, 2025	December 3, 2025
Date	Date

Janel Corporation	•	80 Eighth Avenue	•	New York, NY 10011	•	212 373-5895	•	janelcorp.com

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

By:	/s/ Nathan Shandy
Name: Nathan C. Shandy
Title: Chief Financial Officer, Treasurer and Secretary

By:	/s/ John J. Gonzalez, II
Name: John J. Gonzalez, II
Senior Advisor

Janel Corporation	•	80 Eighth Avenue	•	New York, NY 10011	•	212 373-5895	•	janelcorp.com